Exhibit 21
Aon plc - Worldwide Subsidiaries as of December 31, 2017

Name	Country	State/Province
Aon Angola Corretores de Seguros Limitada	Angola
Admiseg SA	Argentina
Aon Affinity Argentina S.A.	Argentina
Aon Assist Argentina S.A.	Argentina
Aon Benfield Argentina S.A.	Argentina
Aon Consulting Argentina S.A.	Argentina
Aon Risk Services Argentina S.A.	Argentina
Asevasa Argentina S.A.	Argentina
Hewitt Associates, S.A.	Argentina
Marinaro Dundas S.A.	Argentina
Swire Blanch MSTC II SA	Argentina
Swire Blanch MSTC SA	Argentina
Aon Aruba N.V.	Aruba
Aon Captive Services Aruba N.V.	Aruba
Aon Australia Group Pty Limited	Australia
Aon Australian Holdco 1 Pty Limited	Australia
Aon Australian Holdco 2 Pty Limited	Australia
Aon Australian Holdco 3 Pty Limited	Australia
Aon Benfield Australia Limited	Australia
Aon Charitable Foundation Pty Limited	Australia
Aon Consolidation Group Pty Limited	Australia
Aon Corporation Australia Limited	Australia
Aon Group Pty Limited	Australia
Aon Hewitt Financial Advice Limited	Australia
Aon Hewitt Limited	Australia
Aon Holdings Australia Pty Limited	Australia
Aon Product Design & Development Australia Pty Limited	Australia
Aon Risk Services Australia Limited	Australia
Aon Services Pty Limited	Australia
Aon Superannuation Pty Limited	Australia
Cut-e Australia Pty Limited	Australia
Hewitt Associates Pty Limited	Australia
HIA Insurance Services Pty Limited	Australia
One Underwriting Pty Limited	Australia
Aon Austria GmbH	Austria
Aon Holdings Austria GmbH	Austria
Aon Jauch & Hübener GmbH	Austria
Insurance Company of the Bahamas Limited	Bahamas
J.S. Johnson & Company Limited	Bahamas
Aon Bahrain W.L.L.	Bahrain
Aon Insurance Managers (Barbados) Limited	Barbados
Agenion N.V./SA	Belgium
Aon Belgium B.V.B.A.	Belgium
Crion N.V.	Belgium
Probabilitas N.V./SA	Belgium

Name	Country	State/Province
Aon (Bermuda) Limited	Bermuda
Aon Benfield Group Limited	Bermuda
Aon Bermuda Holding Company Limited	Bermuda
Aon Bermuda QI Holdings Limited	Bermuda
Aon Delta Bermuda Limited	Bermuda
Aon Finance Bermuda 1 Limited	Bermuda
Aon Finance Bermuda 2 Limited	Bermuda
Aon Group (Bermuda) Limited	Bermuda
Aon Hewitt (Bermuda) Limited	Bermuda
Aon Insurance Managers (Bermuda) Limited	Bermuda
Aon Underwriting Managers (Bermuda) Limited	Bermuda
Benfield Investment Holdings Limited	Bermuda
Benfield Juniperus Holdings Limited	Bermuda
International Risk Management Group Limited	Bermuda
White Rock Insurance (Americas) Limited	Bermuda
White Rock Insurance (SAC) Limited	Bermuda
White Rock Services (Bermuda) Limited	Bermuda
Aon Bolivia S.A. Corredores de Seguros	Bolivia
Aon Consulting Bolivia S.R.L.	Bolivia
Aon Re Bolivia S.A. Corredores de Reaseguros	Bolivia
Aon Botswana (Pty) Limited	Botswana
Aon Holdings Botswana (Pty) Limited	Botswana
Aon Risk Management (Pty) Limited	Botswana
Glenrand MIB Botswana (Pty) Limited	Botswana
Adm Administradora de Beneficios Ltda.	Brazil
Admix - Administracao, Consultoria, Participacoes e Corretora de Seguros de Vida Ltda.	Brazil
Aon Affinity Administradora de Beneficios Ltda.	Brazil
Aon Affinity do Brasil Servicos e Corretora de Seguros Ltda.	Brazil
Aon Affinity Servicos e Participacoes Ltda.	Brazil
Aon Benfield Brasil Corretora de Resseguros Ltda.	Brazil
Aon Holdings Corretores de Seguros Ltda.	Brazil
Associação Instituto Aon	Brazil
Benfield do Brasil Participacoes Ltda.	Brazil
Farmaseg - Solucoes, Assistencia e Servicos Empresariais Ltda.	Brazil
Hewitt Associates Administradora e Corretora de Seguros Ltda.	Brazil
Hewitt Associates Servicos de Recursos Humanos Ltda.	Brazil
6824625 Canada Limited	Canada
7193599 Canada Inc.	Canada
Alexander & Alexander Services Canada Inc.	Canada
Aon Benfield Canada ULC	Canada
Aon Canada Holdings N.S. ULC	Canada
Aon Canada Inc.	Canada
Aon Canada Intermediaries GP	Canada
Aon CANZ Holdings N.S. ULC	Canada
Aon Direct Group Inc.	Canada
Aon Finance Canada 1 Corp.	Canada
Aon Finance Canada 2 Corp.	Canada

Name	Country	State/Province
Aon Finance International N.S. ULC	Canada
Aon Finance N.S. 1, ULC	Canada
Aon Finance N.S. 5, ULC	Canada
Aon Finance N.S. 8, ULC	Canada
Aon Finco N.S. 2012-1, ULC	Canada
Aon Finco N.S. 2012-2, ULC	Canada
Aon Hewitt Inc.	Canada
Aon Hewitt Investment Management Inc.	Canada
Aon Parizeau Inc.	Canada
Aon Reed Stenhouse Inc.	Canada
Aon Risk Services Canada Inc.	Canada
Aon Securities Investment Management Inc.	Canada
Coles Hewitt Partnership	Canada
Groupe-Conseil Aon Inc.	Canada
Hewitt Amalco 1 ULC	Canada
Hewitt Amalco 2 ULC	Canada
Hewitt Amalco 3 ULC	Canada
Hewitt Amalco 4 ULC	Canada
Hewitt Amalco 5 ULC	Canada
Hewitt Associates Partnership	Canada
Hewitt Associates Corp.	Canada
Hewitt Holdings Canada Company	Canada
Hewitt Management Limited	Canada
Hewitt Western Management Amalco Inc.	Canada
IAO Actuarial Consulting Services Canada Inc.	Canada
J. Allan Brown Consultants, Inc.	Canada
K & K Insurance Brokers, Inc. Canada	Canada
Linx Underwriting Solutions Inc.	Canada
M.A. Shakeel Management Limited Amalco	Canada
Minet Inc.	Canada
USLP Underwriting Solutions LP	Canada
Aon Insurance Managers (Cayman) Limited	Cayman Islands
Aon Risk Solutions (Cayman) Limited	Cayman Islands
Harbourview West Lake Co-Invest (GP) LP	Cayman Islands
Townsend HWL GP, Limited	Cayman Islands
Aon Affinity Chile Ltda.	Chile
Aon Benfield (Chile) Corredores de Reaseguros Ltda.	Chile
Aon Consulting (Chile) Limitada	Chile
Aon Risk Services (Chile) S.A.	Chile
Aon Risk Services Holdings (Chile ) Ltda.	Chile
Asevasa Chile Peritaciones e Ingenieria de Riesgos, S.A.	Chile
Benfield Corredores de Reaseguro Ltda.	Chile
Inversiones Benfield Chile Ltda.	Chile
Aon Hewitt Consulting (Shanghai) Co., Limited	China
Aon-COFCO Insurance Brokers Co., Limited	China
Shanghai Kayi Information Technology Co., Ltd	China
Aon Affinity Colombia Ltda. Agencia de Seguros	Colombia
Aon Benfield Colombia Limitada Corredores de Reaseguros	Colombia

Name	Country	State/Province
Aon Risk Services Colombia SA Corredores de Seguros	Colombia
Salud, Riesgos y Recursos Humanos Consultores Ltda. (former Aon Corporte Advisors Ltda.)	Colombia
Tecsefin, S.A. en liquidacion	Colombia
Alexander Insurance Managers (Netherlands Antilles) N.V.	Curacao
Aon Antillen N.V.	Curacao
Aon Captive Services Antilles N.V.	Curacao
Aon Holdings Antillen N.V.	Curacao
Aon Insurance Managers (Antilles) N.V.	Curacao
Aon Hewitt (Cyprus) Limited	Cyprus
Aon Central and Eastern Europe a.s.	Czech Rep.
Aon Denmark A/S	Denmark
Aon Denmark Insurance Services A/S	Denmark
Aon Riskminder A/S	Denmark
Cut-e Danmark A/S	Denmark
Optica Insurance Agency A/S	Denmark
Akaoasesores Cia. Ltda.	Ecuador
Aon Consulting Ecuador S.A.	Ecuador
Aon Risk Services Ecuador S.A. Agencia Asesora Productora de Seguros	Ecuador
Tecsefin Salvador (dormant)	El Salvador
Riskikonsultatsioonid OÜ	Estonia
Aon (Fiji) Limited	Fiji
Aon Finland Oy	Finland
Cut-e Finland Oy	Finland
Aon France	France
Aon Holdings France SNC	France
Hewitt Associates SAS	France
International Space Brokers France	France
Kloud S.à.r.l.	France
Aon Beteiligungsmanagement Deutschland GmbH & Co. KG	Germany
Aon Credit International Insurance Broker GmbH	Germany
Aon Deutschland Beteiligungs GmbH	Germany
Aon Hewitt GmbH	Germany
Aon Hewitt Trust Solutions GmbH	Germany
Aon Holding Deutschland GmbH	Germany
Aon Pensions Insurance Brokers GmbH	Germany
Aon Risiko & Unternehmensberatungs GmbH	Germany
Aon Versicherungsberatungs GmbH	Germany
Aon Versicherungsmakler Deutschland GmbH	Germany
Cut-e GmbH	Germany
Hamburger Gesellschaft zur Forderung des Versicherungswesens mbH	Germany
One Underwriting Agency GmbH	Germany
PRORÜCK Ruckversicherungs Aktiengesellschaft	Germany
SG IFFOXX Assekuranzmaklergesellschaft mbH	Germany
UNIT Versicherungsmakler GmbH	Germany
Wannet Sports Insurance GmbH	Germany
Aon Insurance Managers Gibraltar Limited	Gibraltar
White Rock Insurance (Gibraltar) PCC Limited	Gibraltar

Name	Country	State/Province
Aon Greece S.A.	Greece
Agostini Insurance Brokers Grenada Limited	Grenada
Aon Insurance Micronesia (Guam) Inc.	Guam (Micronesia)
Tecsefin Guatemala	Guatemala
Aon Insurance Managers (Guernsey) Limited	Guernsey
Aon Insurance Managers (Holdings) Limited	Guernsey
Aon PMI International Limited	Guernsey
Aon Services (Guernsey) Limited	Guernsey
Lake Erie Real Estate General Partner Limited	Guernsey
Lincolnshire Insurance Company PCC Limited	Guernsey
Lombard Trustee Company Limited	Guernsey
Townsend Lake Constance GP Limited	Guernsey
White Rock Insurance (Guernsey) ICC Limited	Guernsey
White Rock Insurance Company PCC Limited	Guernsey
Townsend Re Global GP Limited	Jersey
Aon (CR) Insurance Agencies Company Limited	Hong Kong
Aon Agencies Hong Kong Limited	Hong Kong
Aon Assurance Agencies Hong Kong Limited	Hong Kong
Aon Benfield China Limited	Hong Kong
Aon Chevalier Risk Management Hong Kong Limited	Hong Kong
Aon Commercial Insurance Agencies Hong Kong Limited	Hong Kong
Aon Enterprise Insurance Agencies Hong Kong Limited	Hong Kong
Aon Hewitt Hong Kong Limited	Hong Kong
Aon Holdings Hong Kong Limited	Hong Kong
Aon Hong Kong Limited	Hong Kong
Aon Insurance Agencies (HK) Limited	Hong Kong
Aon Insurance Management Agencies (HK) Limited	Hong Kong
Aon Insurance Underwriting Agencies Hong Kong Limited	Hong Kong
Aon Product Risk Services Hong Kong Limited	Hong Kong
Aon Securities (Hong Kong) Limited	Hong Kong
Aon Services Hong Kong Limited	Hong Kong
Aon Underwriting Agencies (HK) Limited	Hong Kong
Asian Reinsurance Underwriters Limited	Hong Kong
Contingency Insurance Brokers Limited	Hong Kong
Cut-e Assessment (Hong Kong) Limited	Hong Kong
Essar Insurance Services Limited	Hong Kong
EW Blanch Limited	Hong Kong
Stroz Friedberg (Asia) Limited	Hong Kong
Townsend Group Asia Limited	Hong Kong
Aon Hungary Insurance Brokers Risk and Human Consulting LLC	Hungary
Aon Consulting Private Limited	India
Cocubes Technologies Private Limited	India
S Quotient Analyzers Private Limited	India
PT Aon Benfield Indonesia	Indonesia
PT Aon Hewitt Indonesia	Indonesia
PT Aon Indonesia	Indonesia
Aeropeople Limited	Ireland
Aon Broking Technology Limited	Ireland

Name	Country	State/Province
Aon Centre for Innovation and Analytics Ltd	Ireland
Aon Commercial Services and Operations Ireland Limited	Ireland
Aon Commercial Services Ireland Limited	Ireland
Aon Corporate Services Limited	Ireland
Aon Global Risk Research Limited	Ireland
Aon Hewitt (Ireland) Limited	Ireland
Aon Hewitt Management Company Limited	Ireland
Aon Insurance Managers (Dublin) Limited	Ireland
Aon Insurance Managers (Shannon) Limited	Ireland
Aon Investment Holdings Ireland Limited	Ireland
Aon MacDonagh Boland Group Limited	Ireland
Bacon & Woodrow Partnerships (Ireland) Limited	Ireland
Beaubien Finance Ireland Limited	Ireland
Becketts (Trustees) Limited	Ireland
Becketts Limited	Ireland
Beech Hill Pension Trustees Limited	Ireland
Benton Finance Ireland Limited	Ireland
Cut-e Assessment Global Holdings Limited	Ireland
Cut-e Ireland Limited	Ireland
Delany Bacon & Woodrow Partnership	Ireland
MacDonagh Boland Crotty MacRedmond Limited	Ireland
Private Client Trustees Limited	Ireland
Randolph Finance UnLimited Company	Ireland
The Aon Ireland Mastertrustee Limited	Ireland
Aon Treasury Ireland Limited	Ireland
Aon Risk Services (NI) Limited	Ireland (Northern)
Aon (Isle of Man) Limited	Isle of Man
Aon Corporate Services (Isle of Man) Limited	Isle of Man
Aon Holdings (Isle of Man) Limited	Isle of Man
Aon Insurance Managers (Isle of Man) Limited	Isle of Man
White Rock Insurance PCC (Isle of Man) Limited	Isle of Man
Aon Benfield Israel Limited	Israel
Aon Holdings Israel Limited	Israel
Aon Israel Insurance Brokerage Limited	Israel
I. Beck Insurance Agency (1994) Limited	Israel
National Insurance Office Limited	Israel
Ronnie Elementary Insurance Agency Limited	Israel
Aon Benfield Italia S.p.A.	Italy
Aon Hewitt Risk & Consulting S.r.l.	Italy
Aon Italia S.r.l.	Italy
Aon Re Trust Broker S.r.l.	Italy
Aon S.p.A. Insurance & Reinsurance Brokers	Italy
Asscom Insurance Brokers S.r.l.	Italy
Coverall S.r.l. Insurance and Reinsurance Underwriting Agency	Italy
Global Safe Insurance Brokers S.r.l.	Italy
I.K. S.r.l.	Italy
Lenzi Paolo Broker di Assicurazioni S.r.l.	Italy
Praesidium S.p.A. - Soluzioni Assicurative per il Management	Italy

Name	Country	State/Province
US Underwriting Solutions S.r.l.	Italy
Aon Benfield Japan Ltd	Japan
Aon Hewitt Japan Limited	Japan
Aon Holdings Japan Ltd	Japan
Aon Japan Ltd	Japan
Aon Consulting Kazakhstan LLP	Kazakhstan
Insurance Broker Aon Kazakhstan LLP	Kazakhstan
Aon Hewitt Consulting Korea Inc.	Korea
Aon Korea Inc.	Korea
SIA "Aon Consulting"	Latvia
SIA Balto Link	Latvia
Aon Insurance Managers (Liechtenstein) AG	Liechtenstein
UADBB Aon Baltic	Lithuania
UADBB Balto Link	Lithuania
UAB Balto Link Sprendimai	Lithuania
Aon Finance Luxembourg S.à.r.l.	Luxembourg
Aon Global Risk Consulting Luxembourg S.à.r.l.	Luxembourg
Aon Holdings Luxembourg S.à.r.l.	Luxembourg
Aon Insurance Managers (Luxembourg) S.A.	Luxembourg
Aon Neudorf Finance S.à.r.l.	Luxembourg
Aon Re Canada Holdings SARL	Luxembourg
TTG Cayuga Bavaria Intermediate 2 S.à.r.l	Luxembourg
Aon Insurance Agencies (Macau) Limited	Macau
Aon Benfield Malaysia Limited	Malaysia
Aon Hewitt Malaysia Sdn Bhd	Malaysia
Aon Insurance Brokers (Malaysia) Sdn Bhd	Malaysia
Aon Insurance Managers (Malta) PCC Limited	Malta
Aon Services (Malta) Ltd	Malta
White Rock Insurance (Europe) PCC Limited	Malta
White Rock Insurance (Netherlands) PCC Limited	Malta
Aon Hewitt Limited	Mauritius
Aon Mauritius Holdings	Mauritius
Glenrand MIB (Mauritius) (Pte) Ltd	Mauritius
Aon Affinity Mexico Agente de Seguros y de Fianzas, S.A. de C.V.	Mexico
Aon Affinity Mexico, S.A. de C.V.	Mexico
Aon Benfield Mexico Intermediario de Reaseguro, SA de CV	Mexico
Aon Life, Agente de Seguros, S.A. de C.V.	Mexico
Aon Mexico Business Support, SA de CV	Mexico
Aon Mexico Holdings, S. de R.L. de C.V.	Mexico
Aon Risk Solutions Agente de Seguros y de Fianzas, SA de CV	Mexico
Asevasa Mexico, S.A. de C.V.	Mexico
Hewitt Associates, S.C.	Mexico
Hewitt Beneficios Agente de Seguros y de Fianzas, S.A. de C.V.	Mexico
Aon Acore Sarl	Morocco
Casablanca Intermediation Company Sarl	Morocco
Aon Moçambique Corretores de Seguros, Limitada	Mozambique
Glenrand M I B (Moçambique) Corretores de Seguros, Limitada	Mozambique
Alexander & Alexander B.V.	Netherlands

Name	Country	State/Province
Alexander & Alexander Holding B.V.	Netherlands
Alpha Hypotheken B.V.	Netherlands
Aon 2 B.V.	Netherlands
Aon Americas Holdings B.V.	Netherlands
Aon APAC Holdings B.V.	Netherlands
Aon B.V.	Netherlands
Aon Benfield Netherlands C.V.	Netherlands
Aon CANZ Holdings B.V.	Netherlands
Aon Captive Services (Nederland) B.V.	Netherlands
Aon Cash Management B.V.	Netherlands
Aon Corporation EMEA B.V.	Netherlands
Aon Global Risk Consulting B.V.	Netherlands
Aon Groep Nederland B.V.	Netherlands
Aon Group Holdings International 1 B.V.	Netherlands
Aon Group Holdings International 2 B.V.	Netherlands
Aon Group International N.V.	Netherlands
Aon Hewitt Nederland C.V.	Netherlands
Aon Hewitt Risk & Financial Management B.V.	Netherlands
Aon Holdings B.V.	Netherlands
Aon Holdings International B.V.	Netherlands
Aon Holdings Mid Europe B.V.	Netherlands
Aon International Coöperatief U.A.	Netherlands
Aon Latam Holdings N.V.	Netherlands
Aon Lead QI B.V.	Netherlands
Aon Nederland C.V.	Netherlands
Aon Netherlands Operations B.V.	Netherlands
Aon Participations B.V.	Netherlands
Aon Risk Services EMEA B.V.	Netherlands
Aon Southern Europe B.V.	Netherlands
Aon Trust Services B.V.	Netherlands
B.V. Assurantiekantoor Langeveldt-Schroder	Netherlands
Bekouw Mendes C.V.	Netherlands
Beursstraat 1A B.V.	Netherlands
Bonnikeplein 18-22 B.V.	Netherlands
Boval-Flexis Pensioen B.V.	Netherlands
Celinvest Amsterdam B.V.	Netherlands
Claim&Care B.V.	Netherlands
COT Instituut voor Veiligheids-en Crisismanagement B.V.	Netherlands
De Admiraal B.V.	Netherlands
Dorhout Mees Assurantien B.V.	Netherlands
Exploitatiemaatschappij Beukenlaan 68-72 B.V.	Netherlands
Flexis Advies B.V.	Netherlands
Flexis Benefits Amsterdam B.V.	Netherlands
Flexis Benefits Zoetermeer B.V.	Netherlands
Flexis Holding B.V.	Netherlands
Hewitt Associates B.V.	Netherlands
Hewitt Associates Outsourcing B.V.	Netherlands
Houdstermaatschappij Industrieel Assurantiekantoor B.V.	Netherlands

Name	Country	State/Province
HR Financials Consulting B.V.	Netherlands
HR Financials Group B.V.	Netherlands
HR Financials Riskmanagement B.V.	Netherlands
IAK Financiele Dienstverlening B.V.	Netherlands
IAK Verzekeringen B.V.	Netherlands
IAK Volmacht B.V.	Netherlands
Jacobs & Brom B.V.	Netherlands
Kerkenbos 1061 B.V.	Netherlands
Kröller Assurantiën B.V.	Netherlands
Meeùs Assurantiën B.V.	Netherlands
Meeùs Consulting B.V.	Netherlands
Meeùs Facility B.V.	Netherlands
Meeùs Makelaars B.V.	Netherlands
Meeùs Onroerende Zaken B.V.	Netherlands
Niehoff Werning Assurantiën B.V.	Netherlands
Paalbergweg 2-4 B.V.	Netherlands
Pensioendesk Services B.V.	Netherlands
Sheppard Netherlands B.V.	Netherlands
Slaats International B.V.	Netherlands
Sperwer Assurantiën B.V.	Netherlands
UMG Assuradeuren B.V.	Netherlands
UMG Deelnemingen B.V.	Netherlands
UMG Verzekeringen B.V.	Netherlands
UNIROBE Groep B.V.	Netherlands
Unirobe Meeùs Groep B.V.	Netherlands
Unirobe Meeùs ICT B.V.	Netherlands
Wannet Speciale Verzekeringen B.V.	Netherlands
Aon Benfield New Zealand Limited	New Zealand
Aon Holdings New Zealand	New Zealand
Aon New Zealand	New Zealand
Aon New Zealand Group ULC	New Zealand
Aon Product Design and Development New Zealand Limited	New Zealand
Aon Saver Limited	New Zealand
Superannuation Management Nominees Limited	New Zealand
Aon Norway AS	Norway
Cut-e Nordic AS	Norway
Cut-e Norge AS	Norway
Aon Majan LLC	Oman
Aon Insurance Brokers (Pvt) Limited	Pakistan
Aon Benfield Panama, S.A.	Panama
Aon Broking Services, SA	Panama
Asevasa Caricam, S.A.	Panama
Asevasa Panama, S.A.	Panama
Aon Hewitt (PNG) Limited	Papua new Guinea
Aon Risk Services (PNG) Limited	Papua new Guinea
Aon Superannuation (PNG) Limited	Papua new Guinea
Aon Benfield Peru Corredores de Reaseguros SA	Peru
Aon Graña Peru Corredores de Seguros SA	Peru

Name	Country	State/Province
Aon Soluciones, S.A.C.	Peru
Aon Insurance and Reinsurance Brokers Philippines Inc.	Philippines
Aon Hewitt Sp. z o.o.	Poland
Aon Polska Services Sp. z o.o.	Poland
Aon Polska Sp. z o.o.	Poland
Aon Portugal - Consultores, Unipessoal, Lda.	Portugal
Aon Portugal - Corretores de Seguros, S.A.	Portugal
Aon Re Bertoldi - Corretagem de Resseguros, S.A.	Portugal
Aon Qatar LLC	Qatar
Aon Consulting Romania SRL	Romania
Aon Romania Broker de Asigurare - Reasigurare SRL	Romania
Aon Rus Insurance Brokers LLC	Russia
Aon Rus LLC	Russia
Agostini Insurance Brokers (St. Lucia) Limited	Saint Lucia
Aon Sint Maarten N.V.	Saint Martin
Aon Insurance Micronesia (Saipan) Inc.	Saipan (Micronesia)
Aon Hewitt Saudi Arabia LLC	Saudi Arabia
Aon Saudi Arabia LLC	Saudi Arabia
Alexander & Alexander (Asia) Holdings Pte. Ltd	Singapore
Aon Benfield Asia Pte. Limited	Singapore
Aon Hewitt Singapore Pte. Limited	Singapore
Aon Hewitt Wealth Management Pte. Limited	Singapore
Aon Insurance Agencies Pte. Ltd	Singapore
Aon Insurance Managers (Singapore) Pte. Ltd	Singapore
Aon Randolph Singapore Pte. Limited	Singapore
Aon Singapore (Broking Centre) Pte. Limited	Singapore
Aon Singapore Center for Innovation, Strategy and Management Pte. Limited	Singapore
Aon Singapore Pte. Limited	Singapore
Cut-e Consulting Singapore Pte. Limited	Singapore
Stenhouse (South East Asia) Pte. Limited	Singapore
Aon Benfield Bratislava s.r.o.	Slovak Republic
Aon Consulting South Africa (Pty) Limited	South Africa
Aon Holdings Sub-Sahara Africa (Pty) Limited	South Africa
Aon Limpopo (Pty) Limited	South Africa
Aon Re Africa (Pty) Limited	South Africa
Aon South Africa (Pty) Limited	South Africa
Aon Worldaware (Pty) Limited	South Africa
Claims Fulfilment Company (Pty) Limited	South Africa
Mafube Risk and Insurance Consultants (Pty) Limited	South Africa
Aon Benfield Iberia Correduria de Reaseguros, S.A.U.	Spain
Aon Gil y Carvajal, S.A.U. Correduria de Seguros	Spain
Aon Hewitt España, S.A.U.	Spain
Aon Management Solutions, S.A.U.	Spain
Aon Marketing Directo, S.A.U.	Spain
Aon Southern Europe y Cia, S.L.	Spain
Asevasa Asesoramiento y Valoraciones, S.A.U.	Spain
Fundación Aon España	Spain
Grupo Innovac Sociedad Correduria de Seguros S.A.	Spain

Name	Country	State/Province
One Underwriting Agencia de Suscripción S.L	Spain
Aon Swaziland (Pty) Ltd	Swaziland
Aon Global Risk Consulting AB	Sweden
Aon Hewitt AB	Sweden
Aon Sweden AB	Sweden
Cut-e Sverige AB	Sweden
SINSER Holding AB	Sweden
Aon Insurance Managers (Switzerland) AG	Switzerland
Aon Schweiz AG	Switzerland
Inpoint Switzerland GmbH	Switzerland
PWZ AG	Switzerland
Stroz Friedberg GmbH	Switzerland
Unidelta AG	Switzerland
Aon Management Consulting Taiwan Limited	Taiwan
Aon Taiwan Limited	Taiwan
Aon Tanzania Limited	Tanzania
Aon (Thailand) Limited	Thailand
Aon Consulting (Thailand) Limited	Thailand
Aon Group (Thailand) Limited	Thailand
Aon Hewitt (Thailand) Limited	Thailand
Aon Re (Thailand) Limited	Thailand
Aon Risk Services (Thailand) Limited	Thailand
A.B. Insurances Limited	Trinidad and Tobago
AIB Services Limited	Trinidad and Tobago
Aon Energy Caribbean Limited	Trinidad and Tobago
Cardea Health Solutions Limited	Trinidad and Tobago
Aon Danismanlik Hizmetleri A.S.	Turkey
Aon Hewitt Danismanlik A.S.	Turkey
Aon Sigorta ve Reasurans Brokerligi ve A.S.	Turkey
Acumen Credit Insurances Brokers Limited	UK
Affinity Group Insurance Services Limited	UK
Agility Credit Insurance Brokers Limited	UK
Alexander Clay	UK
Aon 180412 Limited (in liquidation)	UK
Aon Adjudication Services Limited	UK
Aon ANZ Holdings Limited	UK
Aon Benfield Limited	UK
Aon Consulting Financial Services Limited	UK
Aon Consulting Limited	UK
Aon DC Trustee Limited	UK
Aon Delta UK Limited	UK
Aon Global Holdings 1 Limited	UK
Aon Global Holdings 2 Limited	UK
Aon Global Holdings 3 Limited	UK
Aon Global Holdings Limited	UK
Aon Global Operations Limited	UK
Aon Hewitt Limited	UK
Aon Hewitt US Holdings Limited	UK

Name	Country	State/Province
Aon Holdings Limited	UK
Aon Overseas Holdings Limited	UK
Aon Pension Trustees Limited	UK
Aon Risk Services UK Limited	UK
Aon Securities Limited	UK
Aon Southern Europe UK Limited	UK
Aon Trust Corporation Limited	UK
Aon UK Group Limited	UK
Aon UK Holdings Intermediaries Limited	UK
Aon UK Limited	UK
Aon UK Trustees Limited	UK
Aon US & International Holdings Limited	UK
Bacon & Woodrow Partnerships Limited	UK
Bain Hogg Group Limited (in liquidation)	UK
Bankassure Insurance Services Limited	UK
Beaubien Finance Limited	UK
Beaubien UK Finance Limited	UK
Benton Finance Limited	UK
Contractsure Limited	UK
CoSec 2000 Limited	UK
Credit Insurance Brokers (Reynolds) Limited	UK
Cut-e (UK) Limited	UK
Doveland Services Limited	UK
E. W. Blanch Holdings Limited	UK
E. W. Blanch Investments Limited	UK
Eurotempest Limited	UK
Farmsure Limited	UK
Gotham Digital Science Limited	UK
Hall Rhodes Holdings Limited	UK
Hall Rhodes Limited	UK
Henderson Corporate Insurance Brokers Limited	UK
Henderson Insurance Brokers Limited	UK
Henderson Insurance Partnership Limited	UK
Henderson Risk Management Limited	UK
Hewitt Associates Outsourcing Limited	UK
Hewitt Risk Management Services Limited	UK
Hogg Group Limited	UK
Insuractive Limited	UK
International Space Brokers Europe Limited	UK
International Space Brokers Limited	UK
Jenner Fenton Slade Limited	UK
John Reynolds & Company (Credit Insurance) Limited	UK
John Reynolds & Company (Insurances) Limited	UK
John Reynolds & Company (Life & Pensions) Limited	UK
Krumlin Hall Limited	UK
McLagan (Aon) Limited	UK
Minet Consultancy Services Limited	UK
Minet Group	UK

Name	Country	State/Province
NBS Nominees Limited	UK
Optimum Risk Solutions Limited	UK
P.G. Bradley & Co Limited	UK
Rasini Vigano Limited	UK
Richard Kiddle (Insurance Brokers) Limited	UK
SLE Worldwide Limited	UK
Sports Insure Limited	UK
Stroz Friedberg Limited	UK
Suresport Limited	UK
The Aon MasterTrustee Limited	UK
The John Reynolds Company Limited	UK
Townsend Group Europe Limited	UK
UK Credit Insurance Specialists Limited	UK
Denney O'Hara (Life & Pensions) Limited	UK
Aon Ukraine LLC	Ukraine
Aon (DIFC) Gulf Limited	United Arab Emirates
Aon Hewitt Middle East Limited	United Arab Emirates
Aon Middle East Co LLC	United Arab Emirates
Aon Retirement Solutions Limited	United Arab Emirates
Cut-e Consult DMCC	United Arab Emirates
Stroz Friedberg Risk Management Limited	United Arab Emirates
Aon Benfield Middle East Limited	United Arab Emirates - DIFC
Aon Benfield Latin America SA	Uruguay
Marinaro Dundas SA	Uruguay
Access Plans USA, Inc.	USA	Oklahoma
Affinity Insurance Services, Inc.	USA	Pennsylvania
AIS Affinity Insurance Agency, Inc.	USA	California
AIS Insurance Agency, Inc.	USA	Washington
Alexander Reinsurance Intermediaries, Inc.	USA	New York
Allen Insurance Associates, Inc.	USA	California
Alliance HealthCard of Florida, Inc.	USA	Georgia
Alliance HealthCard, Inc.	USA	Georgia
Allied Group Holdings LLC	USA	Delaware
Allied North America Insurance Brokerage of California, LLC	USA	Delaware
Allied North America Insurance Brokerage of New York, LLC	USA	Delaware
Allied North America Insurance Brokerage of Texas, LLC	USA	Delaware
Allied Risk Solutions, LLC	USA	Delaware
American Insurance Services Corp.	USA	Texas
American Safety Consultants, LLC	USA	Delaware
American Special Risk Insurance Company	USA	Delaware
AMXH, LLC	USA	Delaware
Aon Advisors, Inc.	USA	Virginia
Aon Advisory Services Inc.	USA	Delaware
Aon Aviation, Inc.	USA	Illinois
Aon Benefit Solutions Inc.	USA	Oklahoma
Aon Benfield Fac Inc.	USA	Illinois
Aon Benfield Global, Inc.	USA	Delaware
Aon Benfield Inc.	USA	Illinois

Name	Country	State/Province
Aon Benfield Puerto Rico Inc.	USA	Puerto Rico
Aon Brazil Holdings, LLC	USA	Delaware
Aon Capital Managers, LLC	USA	Delaware
Aon Capital Partners, Inc.	USA	Delaware
Aon Chile Holdings, LLC	USA	Delaware
Aon Consulting & Insurance Services	USA	California
Aon Consulting Worldwide, Inc.	USA	Maryland
Aon Consulting, Inc.	USA	New Jersey
Aon Consulting, Inc.	USA	New York
Aon Corporation	USA	Delaware
Aon Finance US 1, LLC	USA	Delaware
Aon Finance US 2, LLC	USA	Delaware
Aon Financial & Insurance Solutions, Inc.	USA	California
Aon Global Market Solutions, Inc.	USA	Tennessee
Aon Group, Inc.	USA	Maryland
Aon Hewitt Health Market Insurance Solutions Inc.	USA	California
Aon Hewitt Investment Consulting, Inc.	USA	Illinois
Aon Human Capital Services, LLC	USA	Delaware
Aon Insurance Managers (Puerto Rico) Inc.	USA	Puerto Rico
Aon Insurance Managers (USA) Inc.	USA	Vermont
Aon Insurance Managers (USVI), Inc.	USA	US Virgin Islands
Aon International Energy, Inc.	USA	Texas
Aon International Holdings, Inc.	USA	Maryland
Aon Life Agency of Texas, Inc.	USA	Texas
Aon Life Insurance Company	USA	Vermont
Aon Mexico Holdings, LLC	USA	Delaware
Aon National Flood Services, Inc.	USA	Delaware
Aon NFS Holdings, Inc.	USA	Delaware
Aon PHI Acquisition Corporation of California	USA	California
Aon Premium Finance, LLC	USA	Delaware
Aon Private Risk Management Insurance Agency, Inc.	USA	Illinois
Aon Private Risk Management of California Insurance Agency, Inc.	USA	California
Aon Property Risk Consulting, Inc.	USA	New York
Aon Realty Services, Inc.	USA	Pennsylvania
Aon Recovery, Inc.	USA	Delaware
Aon Retirement Plan Advisors, LLC	USA	Delaware
Aon Risk Consultants, Inc.	USA	Illinois
Aon Risk Insurance Services West, Inc.	USA	California
Aon Risk Services (Holdings) of Latin America, Inc.	USA	Delaware
Aon Risk Services (Holdings) of the Americas, Inc.	USA	Illinois
Aon Risk Services Central, Inc.	USA	Illinois
Aon Risk Services Companies, Inc.	USA	Maryland
Aon Risk Services International (Holdings) Inc.	USA	Delaware
Aon Risk Services Northeast, Inc.	USA	New York
Aon Risk Services South, Inc.	USA	North Carolina
Aon Risk Services Southwest, Inc.	USA	Texas
Aon Risk Services, Inc. of Florida	USA	Florida
Aon Risk Services, Inc. of Hawaii	USA	Hawaii

Name	Country	State/Province
Aon Risk Services, Inc. of Maryland	USA	Maryland
Aon Risk Services, Inc. of Washington, D.C.	USA	District of Columbia
Aon Risk Solutions of Puerto Rico, Inc.	USA	Puerto Rico
Aon Risk Technologies, Inc.	USA	Delaware
Aon Securities Inc.	USA	New York
Aon Service Corporation	USA	Illinois
Aon Services Group, Inc.	USA	Delaware
Aon Special Risk Resources, Inc.	USA	Delaware
Aon Trust Company	USA	Illinois
Aon Underwriting Managers, Inc.	USA	Delaware
Aon US Holdings 2, Inc.	USA	Delaware
Aon US Holdings, Inc.	USA	Delaware
Aon Ward Financial Corporation	USA	Ohio
Aon/Albert G. Ruben Insurance Services, Inc.	USA	California
ARM International Corp.	USA	New York
ARM International Insurance Agency Corp.	USA	Ohio
ARMRISK CORP.	USA	New Jersey
ASPN Insurance Agency, LLC	USA	Delaware
Association of Rural and Small Town Americans	USA	Missouri
Assurance Licensing Services, Inc.	USA	Illinois
Atlantic Star Administrators LLC	USA	Delaware
Atlantic Star Intermediaries, LLC	USA	Delaware
B E P International Corp.	USA	New Jersey
Benefit Marketing Solutions, L.L.C.	USA	Oklahoma
Benfield Advisory Inc.	USA	Delaware
Benfield Finance (London) LLC	USA	Delaware
Benfield Finance (Westport) LLC	USA	Delaware
Blanch Americas Inc.	USA	Delaware
BMS Insurance Agency, L.L.C.	USA	Oklahoma
Bowes & Company, Inc., of New York	USA	New York
Cammack Health LLC	USA	New York
Cananwill Corporation	USA	Delaware
Cananwill, Inc.	USA	California
Cananwill, Inc.	USA	Pennsylvania
CICA SPE, LLC	USA	Delaware
CEREP III Secondary Manager, LLC	USA	Delaware
CIF-V GP, LLC	USA	Delaware
CIF-H GP, LLC	USA	Delaware
CFSSG Real Estate Partners I, LLC	USA	Delaware
CFSSG Real Estate Partners II, LLC	USA	Delaware
Citadel Insurance Managers, Inc.	USA	California
Coalition for Benefits Equality and Choice	USA	California
Corporate Investigative Solutions, Inc.	USA	New Jersey
Crawley, Warren (U.S.A.) Inc.	USA	Massachusetts
Custom Benefit Programs, Inc.	USA	New Jersey
cut-e USA Inc.	USA	New York
E.W. Blanch Capital Risk Solutions, Inc.	USA	Delaware
E.W. Blanch Insurance Services Inc.	USA	Delaware

Name	Country	State/Province
E.W. Blanch International Inc.	USA	Delaware
Elysium Digital IP Products, LLC	USA	Delaware
Elysium Digital, L.L.C.	USA	Delaware
Ennis Knupp Secondary Market Services, LLC	USA	Delaware
Financial & Professional Risk Solutions, Inc.	USA	Illinois
Futurity Group, Inc.	USA	Nevada
Gateway Alternatives, L.L.C.	USA	Delaware
Global Insurance Strategies, LLC	USA	Delaware
Gotham Digital Science, LLC	USA	Delaware
Grant Park Capital, LLC	USA	Delaware
GTCR/AAM Blocker Corp.	USA	Delaware
HCI Townsend USA Fund Managers LLC	USA	Delaware
Health Index Advisors LLC	USA	Delaware
Healthy Paws Pet Insurance LLC	USA	Washington
Hewitt Associates Public Sector Consulting LLC	USA	Illinois
Hewitt Insurance Brokerage LLC	USA	Delaware
Hewitt Insurance, Inc.	USA	Puerto Rico
Hewitt International Holdings LLC	USA	Delaware
Hogg Robinson North America, Inc.	USA	Delaware
Holdco #1, Inc.	USA	Delaware
Holdco #2, Inc.	USA	Delaware
Huntington T. Block Insurance Agency, Inc.	USA	District of Columbia
Impact Forecasting, L.L.C.	USA	Illinois
INPOINT, INC.	USA	Illinois
International Accident Facilities, Inc.	USA	Massachusetts
International Claims Administrators, Inc.	USA	Kansas
International Risk Management (Americas), Inc.	USA	Ohio
International Space Brokers, Inc.	USA	Virginia
IRM/GRC Holding Inc.	USA	Delaware
JDPT Manager, LLC	USA	Delaware
J H Minet Puerto Rico Inc.	USA	Puerto Rico
Johnson Rooney Welch, Inc.	USA	California
K & K Insurance Group of Florida, Inc.	USA	Florida
K & K Insurance Group, Inc.	USA	Indiana
K2 Technologies Inc.	USA	California
KVT GP, LLC	USA	Delaware
Lake Tahoe GP, LLC	USA	Delaware
Lake Tahoe II GP, LLC	USA	Delaware
Lake Tahoe III GP, LLC	USA	Delaware
Lightbox Technologies, Inc.	USA	Delaware
McLagan Partners Asia, Inc.	USA	Delaware
McLagan Partners, Inc.	USA	Delaware
Membership Leasing Trust	USA	Delaware
Minet Holdings Inc.	USA	New York
Minet Re North America, Inc.	USA	Georgia
Modern Survey, Inc.	USA	Minnesota
Muirfield Underwriters, Limited	USA	Delaware
NFS Edge Insurance Agency, Inc.	USA	Florida

Name	Country	State/Province
Paragon Strategic Solutions Inc.	USA	Delaware
Penn Square I, LLC	USA	Delaware
Penn Square II, LLC	USA	Delaware
Penn Square Manager 1, LLC	USA	Delaware
Penn Square Manager II, LLC	USA	Delaware
PGOF I, LLC	USA	Delaware
PGOF Manager 1, LLC	USA	Ohio
Premier Auto Finance, Inc.	USA	Delaware
Private Equity Partnership Structures I, LLC	USA	Delaware
Project Technologies International L.L.C.	USA	Delaware
Protective Marketing Enterprises, Inc.	USA	Tennessee
Redwoods Dental Underwriters, Inc.	USA	North Carolina
SA Special Situations General Partner, LLC	USA	Delaware
Scritch Inc.	USA	Texas
Silver Mountain Management A/Q, LLC	USA	Ohio
Silver Mountain Management T, LLC	USA	Ohio
Specialty Benefits, Inc.	USA	Indiana
Strategic Manager-III, LLC	USA	Delaware
Stroz Friedberg Electronic Discovery, Inc.	USA	New York
Stroz Friedberg Inc.	USA	Delaware
Stroz Friedberg, LLC	USA	New York
T.J.E. Management, LLC	USA	Minnesota
The Key West Saxon Group, LLC	USA	Florida
The Townsend Group, LLC	USA	Ohio
Townsend Alpha Manager I, LLC	USA	Delaware
Townsend Alpha Manager II, LLC	USA	Delaware
Townsend Alpha Manager III, LLC	USA	Delaware
Townsend Group Advisors, LLC	USA	Delaware
Townsend Holdings LLC	USA	Delaware
Townsend REF GP, LLC	USA	Delaware
Townsend SO Manager I, LLC	USA	Delaware
TownSquare Alpha Manager I-A, LLC	USA	Delaware
TTG BRPTP GP, LLC	USA	Delaware
TTG Core Plus Investments, LLC	USA	Delaware
TTG German Investments I, LLC	USA	Ohio
TTG Investments I, L.L.C.	USA	Delaware
TTG Investments II, LLC	USA	Delaware
TTG Irish Investments I, LLC	USA	Delaware
TTG Manager, LLC	USA	Delaware
TTG Silver Mountain, LLC	USA	Ohio
Underwriters Marine Services, Inc.	USA	Louisiana
VSC SPE, LLC	USA	Delaware
Ward Financial Group, Inc.	USA	Ohio
West Lake General Partner, LLC	USA	Delaware
Wexford Underwriting Managers, Inc.	USA	Delaware
White Rock USA Limited	USA	Vermont
William Gallagher Associates of New Jersey, Inc.	USA	New Jersey
Worldwide Integrated Services Company	USA	Texas

Name	Country	State/Province
Wrapid Specialty, Inc.	USA	California
WT Government Services, LLC	USA	Delaware
WT Technologies, LLC	USA	Delaware
Administradora Aon, C.A.	Venezuela
Aon Group Venezuela, Corretaje de Reaseguros, C.A.	Venezuela
Aon Risk Services Venezuela, Corretaje de Seguros, C.A.	Venezuela
Aon Vietnam Limited	Vietnam